(1) Basis of Presentation and Summary of Significant Accounting Policies: Basic and Diluted Loss Per Share: Schedule of Earnings Per Share Calculation, Basic and Diluted (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Net loss	$ (2,381,866)	$ (2,591,642)
Basic weighted average shares outstanding	19,589,978	19,376,214
Diluted weighted average shares outstanding	19,589,978	19,376,214
Basic	$ (0.12)	$ (0.13)
Diluted	$ (0.12)	$ (0.13)